UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2007

MAF BANCORP, INC.
(Exact name of registrant as specified in its charter)

_____________________________

Delaware (State or other jurisdiction of Incorporation)	0-18121 (Commission File Number)	36-3664868 (I.R.S. Employer Identification No.)
55th Street & Holmes Avenue Clarendon Hills, Illinois (Address of principal executive offices)		60514 (Zip Code)

Registrant’s telephone number, including area code (630) 325-7300

Not Applicable
(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On August 8, 2007, MAF Bancorp, Inc. (“MAF”) issued a press release declaring a cash dividend of $.27 per share to be paid on August 27, 2007 to shareholders of record on August 21, 2007.

The press release attached hereto as Exhibit 99.1 is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAF BANCORP, INC. By: /s/Jerry A. Weberling Jerry A. Weberling Senior Executive Vice President and Chief Financial Officer

Date:  August 8, 2007

EXHIBIT LIST

Exhibit

99.1	Press Release dated August 8, 2007